Provision (Benefit) for Income Tax (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2010
Current
U.S. Federal	$ 45,547	$ 37,871	$ 8,407
State and local	6,836	4,764	4,854
Foreign	49,231	41,542	41,581
Total Current	101,614	84,177	54,842
Deferred
U.S. Federal	(787)	8,186	37,651
State and local	(572)	2,200	1,235
Foreign	(5,729)	(2,678)	(6,401)
Total Deferred	(7,088)	7,708	32,485
Provision (Benefit) for Income Tax Expense	$ 94,526	$ 91,885	$ 87,327